Trading Advisors	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Trading Advisors
3.	Trading Advisors:

Ceres retains on behalf of Charter Aspect, and retained on behalf of Charter Campbell and Charter WNT, certain unaffiliated commodity trading advisors, which are registered with the Commodity Futures Trading Commission, to make all trading decisions for the Partnerships. The trading advisor for Charter Aspect and the respective trading advisors for Charter Campbell and Charter WNT prior to December 31, 2016 (termination of operations for Charter Campbell and Charter WNT), were as follows:

Charter Aspect

Aspect Capital Limited (“Aspect”)

Charter Campbell (Partnership in Liquidation)

Campbell

Charter WNT (Partnership in Liquidation)

Winton

Compensation to Aspect by Charter Aspect consists, and compensation to Campbell and Winton, respectively, by Charter Campbell and Charter WNT consisted, of a management fee and an incentive fee as follows:

Management Fee — Charter Aspect pays Aspect a flat-rate monthly fee equal to 1/12th of 1.5% (a 1.5% annual rate) of Charter Aspect’s net assets under management by Aspect as of the first day of each month.

Prior to December 31, 2016 (termination of operations), Charter Campbell paid Campbell a flat-rate monthly fee equal to 1/12th of 1.5% (a 1.5% annual rate) of Charter Campbell’s net assets under management by Campbell as of the first day of each month.

Effective June 1, 2014, the management fee payable by Charter Campbell to Campbell was reduced from a monthly management fee rate equal to 1/12th of 2% (a 2% annual rate) per month of Charter Campbell’s net assets allocated to Campbell on the first day of each month to a monthly management fee rate equal to 1/12th of 1.5% (a 1.5% annual rate) per month of Charter Campbell’s net assets allocated to Campbell on the first day of each month.

Prior to December 31, 2016 (termination of operations), Charter WNT paid Winton a flat-rate monthly fee equal to 1/12th of 1.5% (a 1.5% annual rate) of Charter WNT’s net assets under management by Winton as of the first day of each month.

Incentive Fee — Charter Aspect’s incentive fee is equal to 20% of trading profits paid on a monthly basis. Prior to December 31, 2016 (termination of operations for Charter Campbell and Charter WNT), Charter Campbell’s and Charter WNT’s respective incentive fees were also equal to 20% of trading profits paid on a monthly basis.

Trading profits represent the amount by which profits from trading in Futures Interests exceed losses after brokerage, ongoing placement agent, management and General Partner fees, as applicable, are deducted. When Aspect experiences losses with respect to net assets as of the end of a calendar month, Aspect must recover such losses before Aspect is eligible for an incentive fee in the future. Prior to their respective terminations as trading advisors for Charter Campbell and Charter WNT effective December 31, 2016, Campbell and Winton also had to recover any possible losses experienced to have been eligible for an incentive fee. Aspect’s cumulative trading losses are adjusted on a pro-rated basis for the amount of each month’s redemptions. Prior to their respective terminations, Campbell and Winton were also subject to this adjustment.